Q4 2019 Earnings February 2020

Forward-looking statements This document contains forward-looking statements relating to our plans and expectations, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, (2) our ability to attract and retain clients, (3) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (4) our ability to maintain profit margins, (5) new laws and regulations that could affect our operations or financial results, (6) our ability to successfully complete and integrate acquisitions, (7) our ability to successfully execute on business strategies to further digitize our business model, and (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company's most recent reports on Forms 10-K and 10- Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC's website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated. www.TrueBlue.com 2

# Results and strategy overview

| | Managing costs in-line with revenue | Progress on digital strategy | Returning capital to shareholders |
|---|---|---|---|
| **Q4 2019** | • Total revenue -9% v. outlook of -10% to -6%<br>• Operating expense results were better than expected<br>• EPS in-line with company outlook: $0.23 v. outlook of $0.18 to $0.28<br>• Adjusted EPS[1] in-line with company outlook: $0.39 v. outlook of $0.35 to $0.45 | • 875,000 shifts were filled via JobStack in Q4 2019, down from 877,000 in Q4 2018<br>• Digital fill rate[2] of 46% in Q4 2019, up from 41% in Q4 2018<br>• 87% worker adoption, up from 80% in Q4 2018 | • $8 million of stock repurchased in Q4 2019<br>• $119 million remaining under existing authorizations<br>• Strong balance sheet: 6% debt to capital ratio and ample liquidity |
| **FY 2019** | • Total revenue -5% v. flat in 2018<br>• Revenue trends slowed over the course of the year as clients moderated contingent labor spend<br>• Total SG&A -5% v. prior year<br>• Disciplined approach to cost management while investing for growth | • Approximately 4 million shifts filled in 2019, or a job every nine seconds<br>• Ended the year with 21,300 clients using JobStack, up more than 50% from just one year ago<br>• PeopleScout's Affinix is helping clients improve time to fill, candidate flow and candidate satisfaction | • $39 million of stock repurchased in 2019<br>• Over the last three years (2017-2019), $110 million of capital returned to shareholders via share repurchases |

[1] See the appendix to this presentation and "Financial Information" in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.
[2] Represents orders filled via JobStack v. all filled orders for Q4 2019 (calculation excludes unfilled orders).

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Financial summary Amounts in millions, except per share data Q4 2019 Change FY 2019 Change Revenue $591 -9% $2,369 -5% Net Income $8.7 -41% $63.1 -4% Net Income Per Diluted Share $0.23 -38% $1.61 -1% Adjusted Net Income¹ $14.8 -39% $80.3 -13% Adj. Net Income Per Diluted Share $0.39 -36% $2.05 -10% Adjusted EBITDA¹ $21.0 -36% $110.7 -14% Adjusted EBITDA Margin 3.5% -150 bps 4.7% -50 bps Q4 2019 profitability decrease attributable to less revenue, prior year payroll tax benefits and previously disclosed headwinds.2 1 See the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 2 PeopleScout headwind from one client lost after being acquired and less volume / lower margins on another large account. The first client had no order volume starting in Q2 2019 and the second client had no order volume in Q4 www.TrueBlue.com2019. For Q4 2019, these clients represented a -13% combined Adjusted EBITDA growth headwind. 4

Gross margin and SG&A bridges 26.5% 25.4% -0.6% -0.5% Gross Margin Q4 2018 Staffing RPO Q4 2019 Amounts in millions $145 $134 -$1 -$10 SG&A Q4 2018 Adjusted EBITDA Core business Q4 2019 exclusions¹ 1 Adjusted EBITDA further excludes from EBITDA Work Opportunity Tax Credit third-party processing fees, acquisition/integration costs and other costs. See the appendix to this presentation and “Financial Information” in the investors sectionwww.TrueBlue.com of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 5

# Q4 2019 results by segment

| Amounts in millions | PeopleReady | PeopleManagement | PeopleScout |
|---|---|---|---|
| Revenue | $365 | $171 | $55 |
| *% Growth* | *-9%* | *-7%* | *-18%* |
| Segment Profit[1] | $18 | $3 | $5 |
| *% Growth* | *-19%* | *-45%* | *-54%* |
| *% Margin*<br>*Change* | *4.9%*<br>*-60 bps* | *1.6%*<br>*-110 bps* | *9.8%*<br>*-770 bps* |
| Notes: | • Revenue was -9% v. -4% last quarter<br>• Declines were broad-based across multiple geographies and industries<br>• Revenue -15% in Dec., or -7% after adjustment for the Thanksgiving holiday shift | • Revenue was -7% v. -12% last quarter; improvement due to run-off of previously disclosed revenue headwinds[2]<br>• Profitability impacted by shorter peak holiday season<br>• The dollar volume of new business wins remains encouraging (up 21% for FY 2019) | • Revenue was -18% v. -9% last quarter<br>• Decline in revenue and profitability primarily from previously disclosed headwinds[3] and softness in our UK business due to uncertainty associated with the Brexit vote |

[1] We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes goodwill and intangible impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest, other income and expense, income taxes, and other adjustments not considered to be ongoing.

[2] PeopleManagement revenue headwinds from loss of Amazon Canadian business and volume / price reductions at another retail client. Total revenue growth headwind was negligible in Q4 2019 v. -5% in Q3 2019.

[3] PeopleScout headwind from one client lost after being acquired and less volume / lower margins on another large account. The first client had no order volume starting in Q2 2019 and the second client had no order volume in Q4 2019 (-11% combined revenue growth headwind in Q4 2019 v. -9% in Q3 2019). Associated segment profit headwind of approximately $4M (-37% combined segment profit growth headwind in Q4 2019).

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2019 headwind information Amounts in millions n PeopleScout Clients¹ n Retail Client (PeopleManagement) $26 n Amazon (PeopleManagement) n PlaneTechs (PeopleManagement) 5 $64 18 $16 $15 12 3 15 6 6 $8 3 24 Revenue Headwinds 8 8 6 6 8 Q1-19 Q2-19 Q3-19 Q4-19 FY 2019 $6 $18 $5 1 $4 $4 4 12 2 2 4 1 1 4 2 1 1 3 Segment Profit Headwinds Q1-19 Q2-19 Q3-19 Q4-19 FY 2019 Note: Figures may not sum to consolidated totals due to rounding. Please see the outlook section of our Q4 2018 earnings presentation for additional background information. www.TrueBlue.com1 PeopleScout headwind from one client lost after being acquired and less volume / lower margins on another large account. The first client had no order volume starting in Q2 2019 and the second client had no 7 order volume in Q4 2019.

# Leading our business into a digital future

## JobStack™



Warehouse Worker - General

peopleready
A TRUEBLUE COMPANY

***Industry-leading mobile app that connects our associates with jobs and simplifies client ordering***

| Year | Achievements | Digital Fills[1] | Client Users |
|---|---|---|---|
| 2017 | Successful branch roll-out | 22% | 1,600 |
| 2018 | Launch of client application | 41% | 13,100 |
| 2019 | Drive revenue growth with heavy client users | 46% | 21,300 |
| 2020 Goal | Drive candidate flow | 55% | 28,000 |

*http://www.peopleready.com/jobstack/*

[1] Represents orders filled via JobStack v. all filled orders for Q4 of the given year (calculation excludes unfilled orders).



EVERGREEN CO.
affinix™
BY PEOPLESCOUT

***Industry-leading platform for sourcing, screening and delivering a permanent workforce***

| Before | Affinix | After |
|---|---|---|
| • 30% applicant conversion rate[2] | Quick apply | • 80%+ applicant conversion rate |
| • Not mobile enabled | Mobile enabled | • 50% of candidates apply with mobile |
| • Limited passive sourcing | Efficient sourcing | • 40 candidates sourced per job |
| • >35 days to fill | Virtual screening | • 25 days to fill |

*https://www.peoplescout.com/affinix/*

Note: Figures represent average initial improvements experienced across a small portion of our client base that has been fully implemented on Affinix and tracks relevant statistics.
[2] Applicant conversion rate represents the number of completed applications over the number of applications initiated.

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Strong balance sheet and return of capital Total Debt Debt to Total Capital1 Amounts in millions Net Debt Cash $138 $119 $35 21% $29 $80 18% 12% $103 $47 $37 $90 6% $33 $38 2016 2017 2018 2019 2016 2017 2018 2019 Liquidity Share Repurchase % of Free Cash Flow2 Amounts in millions Borrowing Availability Cash $295 $260 $38 $47 $171 $146 59% $35 $257 47% $29 $213 32% $136 $117 2% 2016 2017 2018 2019 2016 2017 2018 2019 Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Calculated as total debt divided by the sum of total debt plus shareholders’ equity. www.TrueBlue.com2 Free cash flow calculated as net cash provided by operating activities less capital expenditures. See the appendix to this presentation and “Financial Information” in the Investors section of our website at 9 www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

Outlook

Q1 outlook Amounts in millions, except per share data Outlook Notes $503 to $528 Revenue: Total TrueBlue¹ l Incremental improvement v. Q4 2019 based on recent trends -9% to -4% growth Revenue: PeopleReady $303 to $314 l Incremental improvement v. Q4 2019 based on recent trends -7% to -4% growth Revenue: PeopleManagement $149 to $158 l Incremental improvement v. Q4 2019 based on new clients wins ramping on -5% to 0% growth Revenue: PeopleScout $50 to $55 l See detail on client headwinds below ($5M revenue impact, or 8% growth impact) -26% to -18% growth Net loss per basic share $0.07 to $0.00 l Assumes an effective income tax rate of 12% l Assumes basic weighted average shares outstanding of 37.8M and diluted Adjusted net income per diluted share $0.04 to $0.11 weighted average shares outstanding of 38.4M Select 2020 outlook information Q1 Q2 Q3 Q4 l 2020 capex in-line with historical run rate with the exception of $10M in Capital Expenditures $5 $7 $12 $13 capex related to our Chicago headquarters. The lessor will subsidize the majority of the build-out, with offsetting cash flow expected in 2021. No material change to depreciation anticipated. PeopleScout Client Headwinds Q1 Q2 Q3 Q4 Revenue Headwind -$5 -$4 -$2 $0 l As previously disclosed, PeopleScout headwind from one client lost after being acquired and less volume / lower margins on another large account. The first client had no order volume starting in Q2 2019 and Segment Profit Headwind -$3 -$2 -$1 $0 the second client had no order volume in Q4 2019. www.TrueBlue.com 11 1 Figures may not sum to consolidated totals due to rounding.

Appendix

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and EBITDA excludes from net income: - Enhances comparability on a consistent basis and provides Adjusted EBITDA - interest and other income (expense), net, investors with useful insight into the underlying trends of the - income taxes, and business. - depreciation and amortization. - Used by management to assess performance and Adjusted EBITDA, further excludes: effectiveness of our business strategies. - Work Opportunity Tax Credit third-party processing fees, - acquisition/integration costs - Provides a measure, among others, used in the - gain on deferred compensation assets, and determination of incentive compensation for management. - other adjustments. Adjusted net Net income and net income per diluted share, excluding: - Enhances comparability on a consistent basis and provides income and - amortization of intangibles of acquired businesses, investors with useful insight into the underlying trends of the Adjusted net - acquisition/integration costs, business. income, per diluted - gain on divestiture, share - other adjustments, - Used by management to assess performance and - tax effect of each adjustment to U.S. GAAP net income, and effectiveness of our business strategies. - adjust income taxes to the expected effective tax rate. Free cash flow Net cash provided by operating activities, minus cash purchases - Used by management to assess cash flows. for property and equipment. www.TrueBlue.com 13

1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE (Unaudited) Q4 2019 Q4 2018 Q1 2020 Outlook* 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended (in thousands, except for per share data) Dec 29, 2019 Dec 30, 2018 Mar 29, 2020 Net income (loss) $ 8,715 $ 14,887 $ (2,500) — $ 100 Amortization of intangible assets of acquired businesses (2) 4,003 5,162 4,000 Acquisition/integration costs (3) (50) 989 — Other adjustments (4) 3,913 4,333 600 Tax effect of adjustments to net income (5) (1,102) (1,468) (600) Adjustment of income taxes to normalized effective rate (6) (671) 357 — Adjusted net income $ 14,808 $ 24,260 $ 1,500 — $ 4,000 *Totals may not sum due to rounding Adjusted net income, per diluted share $ 0.39 $ 0.61 $ 0.04 — $ 0.11 Basic weighted average shares outstanding 37,843 39,528 37,800 Diluted weighted average shares outstanding 38,348 39,926 38,400 2019 2018 52 Weeks Ended 52 Weeks Ended (in thousands, except for per share data) Dec 29, 2019 Dec 30, 2018 Net income $ 63,073 $ 65,754 Gain on divestiture (1) — (718) Amortization of intangible assets of acquired businesses (2) 17,899 20,750 Acquisition/integration costs (3) 1,562 2,672 Other adjustments (4) 3,915 10,317 Tax effect of adjustments to net income (5) (3,273) (5,074) Adjustment of income taxes to normalized effective rate (6) (2,835) (1,843) Adjusted net income $ 80,341 $ 91,858 Adjusted net income, per diluted share $ 2.05 $ 2.28 Diluted weighted average shares outstanding 39,179 40,275 www.TrueBlue.comSee the last slide of the appendix for footnotes. 14

2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (Unaudited) Q4 2019 Q4 2018 Q1 2020 Outlook* 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended (in thousands) Dec 29, 2019 Dec 30, 2018 Mar 29, 2020 Net income (loss) $ 8,715 $ 14,887 $ (2,500) — $ 100 Income tax expense 638 2,839 (300) — — Interest and other (income) expense, net (2,014) (848) (900) Depreciation and amortization 9,021 10,272 9,000 EBITDA 16,360 27,150 5,200 — 8,200 Work Opportunity Tax Credit processing fees (7) 240 285 200 Acquisition/integration costs (3) (50) 989 — Gain on deferred compensation assets (8) 495 — — Other adjustments (4) 3,913 4,333 600 Adjusted EBITDA $ 20,958 $ 32,757 $ 6,000 — $ 9,000 * Totals may not sum due to rounding 2019 2018 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 29, 2019 Dec 30, 2018 Net income $ 63,073 $ 65,754 Income tax expense 6,971 9,909 Interest and other (income) expense, net (3,865) (1,744) Depreciation and amortization 37,549 41,049 EBITDA 103,728 114,968 Work Opportunity Tax Credit processing fees (7) 960 985 Acquisition/integration costs (3) 1,562 2,672 Gain on deferred compensation assets (8) 495 — Other adjustments (4) 3,915 10,317 Adjusted EBITDA $ 110,660 $ 128,942 www.TrueBlue.comSee the last slide of the appendix for footnotes. 15

# 3. RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS *(Unaudited)*

| | 2019 | | 2018 | | 2017 | | 2016 | |
|---|---|---|---|---|---|---|---|---|
| | 52 Weeks Ended | | 52 Weeks Ended | | 52 Weeks Ended | | 53 Weeks Ended | |
| *(in thousands)* | Dec 29, 2019 | | Dec 30, 2018 | | Dec 31, 2017 | | Jan 1, 2017 | |
| Net cash provided by operating activities | **$** | **94,542** | $ | 125,692 | $ | 100,134 | $ | 260,703 |
| Capital expenditures | | **(28,119)** | | (17,054) | | (21,958) | | (29,042) |
| **Free cash flows** | **$** | **66,423** | $ | 108,638 | $ | 78,176 | $ | 231,661 |

Footnotes:

1. Gain on the divestiture of our PlaneTechs business sold mid-March 2018.
2. Amortization of intangible assets of acquired businesses.
3. Acquisition/integration costs for the acquisition of TMP Holding LTD completed on June 12, 2018.
4. Other adjustments for the 13 weeks and 52 weeks ended December 29, 2019 primarily include implementation costs for cloud-based systems of $0.6 million and $3.2 million, respectively, workforce reduction costs primarily associated with employee reductions in the PeopleReady business of $2.9 million and $3.3 million, respectively and amortization of software as a service assets of $0.5 million and $1.6 million, respectively, which is reported in selling, general and administrative expense. These other cost adjustments for the 52 weeks ended December 29, 2019 were slightly offset by $3.9 million of workers' compensation benefit related to additional insurance coverage associated with former workers' compensation carriers that are in liquidation. Other adjustments for the 13 weeks and 52 weeks ended December 30, 2018 include implementation costs for cloud-based systems of $2.2 million and $6.7 million, respectively, and accelerated vesting of stock associated with the CEO transition of $2.1 million and $3.6 million, respectively. Other adjustments for the 13 weeks ended March 29, 2020 include implementation costs for cloud-based systems of $0.3 million and amortization of software as a service assets of $0.3 million.
5. Total tax effect of each of the adjustments to U.S. GAAP net income using the expected ongoing rate of 12 percent for 2020 and 14 percent for all other periods presented.
6. Adjustment of the effective income tax rate to the expected ongoing rate of 12 percent for 2020 and 14 percent for all other periods presented.
7. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates.
8. Gain realized on sale of deferred compensation mutual funds to purchase corporate owned life insurance policies during the 13 weeks ended December 29, 2019.

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